Aztlan Global Stock Selection DM SMID ETF

SCHEDULE OF INVESTMENTS at April 30, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.8%
Auto Parts & Equipment - 3.7%
Valeo	80,854	$1,576,823

Biotechnology - 3.7%
Pharming Group NV (1)	1,386,065	1,563,875

Chemicals - 3.6%
Tosoh Corp.	114,188	1,518,705

Commercial Services - 7.5%
Appier Group, Inc. (1)	142,795	1,607,643
Shin Nippon Biomedical Laboratories Ltd.	84,014	1,526,462
		3,134,105
Computers - 3.6%
BayCurrent Consulting, Inc.	43,809	1,513,762

Cosmetics & Personal Care - 3.7%
elf Beauty, Inc. (1)	16,821	1,560,316

Diversified Financial Services - 7.4%
Federated Hermes, Inc. - Class B	37,713	1,560,941
M&A Research Institute Holdings, Inc. (1)	20,717	1,535,156
		3,096,097
Electric - 7.7%
Clearway Energy, Inc. - Class A	53,848	1,560,515
The Kansai Electric Power Co., Inc.	153,869	1,661,128
		3,221,643
Engineering & Construction - 7.3%
Comfort Systems USA, Inc.	10,368	1,549,912
HOCHTIEF AG	18,240	1,525,370
		3,075,282
Entertainment - 3.7%
Universal Entertainment Corp.	74,142	1,553,462

Food - 3.7%
Mowi ASA	81,225	1,543,040

Gas - 3.7%
Enagas SA	78,669	1,576,767

Insurance - 3.8%
Beazley PLC	212,588	1,591,183

Iron & Steel - 3.7%
United States Steel Corp.	68,051	1,557,007

Media - 3.7%
Nexstar Media Group, Inc.	8,895	1,542,838

Mining - 3.7%
Endeavour Mining PLC	60,277	1,550,145

Pharmaceuticals - 3.7%
Catalyst Pharmaceuticals, Inc. (1)	98,097	1,561,704

Retail - 7.3%
AutoNation, Inc. (1)	11,847	1,560,250
Lawson, Inc.	33,771	1,530,254
		3,090,504
Semiconductors - 7.3%
BE Semiconductor Industries NV	17,001	1,526,674
Qorvo, Inc. (1)	16,927	1,558,638
		3,085,312
Software - 7.3%
Capcom Co. Ltd.	40,778	1,530,317
Ubisoft Entertainment SA (1)	53,327	1,559,541
		3,089,858
Total Common Stocks
(Cost $41,976,551)		42,002,428

Short-Term Investments - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund, Class X, 4.725% (2)	49,251	49,251
Total Short-Term Investments
(Cost $49,251)		49,251

Total Investments in Securities - 99.9%
(Cost $42,025,802)		42,051,679
Other Assets in Excess of Liabilities - 0.1%		25,698
Total Net Assets - 100.0%		$42,077,377

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of April 30, 2023.

Summary of Fair Value Exposure at April 30, 2023 (Unaudited)

The Aztlan Global Stock Selection DM SMID ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$42,002,428	$-	$-	$42,002,428
Short-Term Investments	49,251	-	-	49,251
Total Investments in Securities	$42,051,679	$-	$-	$42,051,679

(1) See Schedule of Investments for the industry breakout.